SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 205497


                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): June 30, 1998


                         PHARMACEUTICAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



   NEW JERSEY                         File Number 1-10827         22-3122182
--------------------------------   ------------------------- -------------------
(State or other jurisdiction of     (Commission File Number) (I.R.S. Employer
incorporation or organization)                               Identification No.)



One Ram Ridge Road, Spring Valley, New York                           10977
--------------------------------------------------------------------------------
   (Address of principal executive office)                         (Zip Code)


Registrant's telephone number, including area code: (914) 425-7100



                          TOTAL NUMBER OF PAGES -- 252
                       EXHIBIT INDEX IS LOCATED ON PAGE 9

Item 1.  Change of Control.
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         Introduction

          On June 30, 1998 (the "Closing Date"), Pharmaceutical Resources, Inc., a New Jersey corporation (the "Company" or the "Registrant"), completed the sale of 10,400,000 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), to Lipha Americas, Inc., a Delaware corporation ("Lipha"), at a price of $2.00 per share or $20,800,000 in the aggregate. Also on the Closing Date, the Company issued options (the "Options") to purchase up to an aggregate of 1,171,040 shares of Common Stock (the "Option Shares") at an exercise price of $2.00 per share to Merck KGaA, Darmstadt, Germany, a Kommanditgesellschaft auf Aktien organized under the laws of Germany ("Merck KGaA"), and Genpharm Inc., a Canadian corporation ("Genpharm"), in exchange for certain services to be provided to the Company. Lipha and Genpharm are subsidiaries of Merck KGaA. Simultaneously with the sale of the Shares and the issuance of the Options, Merck KGaA purchased 1,813,272 shares of Common Stock from Clal Pharmaceutical Industries Ltd. ("Clal"). Such transactions and certain related transactions are referred to in this Form 8-K as the "Transaction."

         Immediately following the closing of the Transaction, Merck KGaA beneficially owned approximately 42% of the outstanding Common Stock. If Merck KGaA and its affiliates exercise the Options and Merck KGaA acquires from Clal an additional 500,000 shares of Common stock it has rights to in the future, Merck KGaA would beneficially own approximately 46% of the outstanding Common Stock. Through its subsidiary Lipha, Merck KGaA designated a majority of the directors on the Company's Board of Directors. As a result of its large stock ownership and ability to appoint directors of the Company, Merck KGaA is likely to be able to exercise control over matters requiring shareholder approval. The Company believes that the source of funds for the purchase price for the Shares and the shares purchased from Clal was the working capital of Lipha and Merck KGaA.

         The following is a description of certain terms of the Stock Purchase Agreement, dated March 25, 1998, between the Company and Lipha (the "Stock Purchase Agreement") and related agreements. Such agreements are attached to this Form 8-K as exhibits. The following description of the terms of such agreements is qualified in their entirety by reference to such exhibits.

         General

         Stock Purchase Agreement. On the Closing Date, the Company sold to Lipha the Shares at an aggregate purchase price of $20,800,000 in cash, or $2.00 per Share. The closing price of the Common Stock on The New York Stock Exchange on March 25, 1998, the day the Stock Purchase Agreement was executed, was $2.625 per share. The Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act"). However, Lipha has certain demand and piggy-back registration rights with respect to the Shares. See "--Registration Rights Agreement" below. The Stock Purchase Agreement contains certain significant terms, obligations and other agreements, as described below, including the obligation to grant and issue the Options in return for the right to receive certain services, Lipha's right to designate a majority of the members of the Company's Board of Directors (the "Board"), Lipha's right of first refusal in respect of certain equity offerings, and Lipha's agreement not to engage in certain extraordinary transactions.

         Board Representation. Lipha has the right to designate a majority of the members of the Board. Pursuant to this right, Lipha has designated Bernhard Scheuble, Anthony S. Tabatznik, J. Neil Tabatznik and Klaus Jander. Three members of the Board are comprised of Kenneth I. Sawyer, the Chairman, President and Chief Executive Officer of the Company, and two additional designees of the Board prior to the consummation of the Stock Purchase Agreement (collectively, the "Company Designees"). Mark Auerbach and Stephen A. Ollendorff are the two other Company Designees. All of such seven persons have been elected by the shareholders at the Annual Meeting of Shareholders of the Company held on June 26, 1998 (the "Annual Meeting"). In addition, Lipha has the right to designate
(i) jointly with the Company Designees, two members of the Board to comprise the Audit Committee of the Board and (ii) the President and Chief Operating Officer of the Company. Mr. Sawyer will continue to serve as Chairman and Chief Executive Officer of the Company and each of its subsidiaries upon Lipha's designation of a President. The effect of the foregoing agreement is to afford voting control to the designees of Lipha with respect to matters determined by the Board.

         Mr. J. Neil Tabatznik, a director of the Company, is the Chairman of Genpharm, which will develop, manufacture and distribute products to the Company pursuant to the Distribution Agreement, dated March 25, 1998, between the Company and Genpharm (the "Distribution Agreement"). See "--Distribution Agreement" below. Mr. Anthony S. Tabatznik, a director of the Company, is a board member of Merck Pharma which controls the pharmaceutical operations of Merck KGaA, including Genpharm. Dr. Bernhard Scheuble, a director of the Company, is Deputy Member of the Executive Board of Merck KGaA. The Company and Genpharm and its affiliate are presently parties to distribution agreements entered into in 1992 and 1993. Under such distribution agreements, payments by the Company to Genpharm and an affiliate in fiscal year 1997 accounted for less than five percent of the Company's and Genpharm's consolidated gross revenues. However, in fiscal year 1998, it is expected that, under the Distribution Agreement and the other distribution agreements, payments by the Company to Genpharm and its affiliate would exceed five percent of the Company's consolidated gross revenues.

         Right of First Refusal. Lipha has a right of first refusal for a period of six years following the Closing Date to purchase all, but not less than all, of any equity securities to be sold by the Company pursuant to any proposed non-registered offering or any registered offering solely for cash. If Lipha does not exercise its first refusal rights within 30 days of notice from the Company, the Company may sell such securities to any third party on substantially the same terms and conditions as first offered to Lipha. The Shares and the Option Shares do not have any preemptive rights.

         Limitations on Related Party Transactions and Business Combinations; Lock-up. Lipha has agreed, for a period of three years following the Closing Date, not to cause or permit the Company to engage in any transactions or enter into any agreements or arrangements with, or make any distributions to, any Affiliate or Associate (each as defined in the Stock Purchase Agreement) of Lipha without the prior written consent of a majority of the Company Designees. In addition, Lipha has agreed, for a period of three years following the Closing Date, not to propose that the Company, or to cause or permit the Company to, engage in business combinations or other extraordinary transactions, including mergers and tender offers, without the prior written consent of a majority of the Company Designees and the prior receipt of a fairness opinion from an independent nationally recognized investment bank.

         As a condition to the closing of the Stock Purchase Agreement, certain holders of options to purchase Common Stock, including Mr. Sawyer, and the other executive officers of the Company, have agreed not to exercise their options for a period of three years and 10 days from the Closing Date and certain other holders, including the non-employee directors of the Company immediately prior to the Closing Date, have agreed not to exercise more than one-third of their options annually commencing on the first anniversary of the Closing Date.

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

         Merck KGaA and the Company have reached an agreement in principle for Merck KGaA to prepay in full a promissory note of a subsidiary of the Company in the principal amount of $600,000 on behalf of such subsidiary in exchange for consideration relating to the Company's Israel-based research and development facility to be agreed upon in the future.

         Distribution Agreement. In connection with the Stock Purchase Agreement, Genpharm and the Company have entered into a Distribution Agreement, dated March 25, 1998 (the "Distribution Agreement") pursuant to which Genpharm granted exclusive distribution rights to the Company within the United States and certain other U.S. territories with respect to approximately 40 generic pharmaceutical products currently under development or being sold by Genpharm and its affiliates outside of the United States. Products may be added to or removed from the Distribution Agreement by mutual agreement of the parties. Genpharm is required to use commercially reasonable efforts to develop the products which are subject to the Distribution Agreement and is responsible for the completion of product development and for obtaining all applicable regulatory approvals. The Company will pay Genpharm a percentage of gross profits attributable to sales of such products.

         Services Agreements. On the Closing Date, each of Merck KGaA and Genpharm entered into separate Services Agreements to provide various services to the Company for a period of 36 months, including, but not limited to, rendering advice and providing technical support and assistance in the areas of research and development, regulatory compliance, manufacturing, quality control and quality assurance, administration, marketing and promotion (collectively, the "Services"). In consideration of providing the Services, the Company issued on the Closing Date, an Option to Merck KGaA to purchase up to 820,000 shares of Common Stock and an Option to Genpharm to purchase up to 351,040 shares of Common Stock.

         Options. The Options entitle Merck KGaA and Genpharm to purchase up to an aggregate of 1,171,040 Option Shares at an exercise price of $2.00 per share with one-third of the total Option Shares vesting annually commencing on the first anniversary of the Closing Date. The Options are exercisable at any time beginning three years and 10 days following the Closing Date and will terminate, to the extent unexercised, on April 30, 2003. The Options contain provisions that protect the holder against dilution by adjustment of the exercise price and the number of Option Shares issuable upon exercise in certain events, such as stock dividends, stock splits, consolidation, merger, or sale of all or substantially all of the Company's assets. The holders of the Options do not have any rights as shareholders of the Company unless and until the Options have been exercised. The Options are not and the Option Shares will not be registered under the Securities Act. However, the Option Shares may be registered upon the exercise of registration rights by the holders of the Options and/or Option Shares pursuant to certain demand and piggy-back registration rights under the Registration Rights Agreement described below.

         Clal Sale Agreement. Pursuant to a letter agreement, dated March 25, 1998 (the "Clal Sale Agreement"), between the Company, Merck KGaA and Clal, Clal sold to Lipha on the Closing Date, an aggregate of 1,813,272 shares of Common Stock at a price of $2.00 per share. Pursuant to the Clal Sale Agreement, Merck KGaA agreed to pay Clal, on the second anniversary of the Closing Date, an amount equal to the excess, if any, of the weighted average trading price of all trades in shares of Common Stock on The New York Stock Exchange during the 30 trading days preceding such date over $2.00, multiplied by 500,000. In addition, Clal has the right to cause Merck KGaA and/or the Company to purchase Clal's remaining 500,000 shares of Common Stock during the five-day period commencing three years and five days after the Closing Date, in certain circumstances, at a price of $2.50 per share. If Clal does not exercise such right, then Merck KGaA and the Company have the right to cause Clal to sell its remaining shares in open market transactions and Merck KGaA and the Company will purchase from Clal all shares which have not been sold within 90 days. The shares of Common Stock to be purchased from Clal under the Clal Sale Agreement are referred to herein as the "Clal Shares." Clal has agreed, for the three-year and five-day period following the Closing Date, not to acquire or sell, directly or indirectly, any shares of Common Stock, other than pursuant to the Clal Sale Agreement, enter into any agreement with respect to the voting, holding or transferring of any shares of Common Stock or to propose or participate in any transactions involving the Company or recommend others to take any of such actions. All of Clal's rights under the Stock Purchase Agreement, dated March 25, 1995, between the Company and Clal, including the right to appoint directors of the Company, terminated on the Closing Date.

         Registration Rights Agreement. In consideration of the rights and benefits obtained by the Company under the Stock Purchase Agreement and the services that will be provided to the Company pursuant to the Services Agreements, the Company, on the Closing Date, granted to Lipha, Merck KGaA and Genpharm (collectively, the "Holders") certain registration rights under a registration rights agreement (the "Registration Rights Agreement"). In general, the Holders will not be able to freely sell the Shares, the Option Shares or the Clal Shares (collectively, the "Registrable Shares") without registration under applicable securities laws or unless an exemption from registration is available.

         Starting nine months after the Closing Date, the Holders will be entitled to three demand registrations of Registrable Shares and two additional demand registrations if the Options are exercised. In addition, the Holders have the right to register the Registrable Shares on each occasion that the Company registers shares of Common Stock, subject to certain limitations and exceptions. If the Company at any time registers shares of Common Stock for sale to the public, the Holders have agreed not to sell publicly, make any short sale, grant any option for the purchase of or otherwise publicly dispose of shares of Common Stock during the same period during which directors and executive officers of the Company are similarly limited in selling the Company's securities up to 180 days after the effective date of the applicable registration statement.

         Amendment to Certificate of Incorporation

         At the Annual Meeting, the shareholders of the Company approved an amendment to Article IV of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 60,000,000 to 90,000,000 (the "Common Stock Amendment"). The purpose of the Common Stock Amendment is to provide additional shares of Common Stock for the consummation of the Transaction and for other valid corporate purposes without further shareholder approval unless required by applicable law or regulation. The Common Stock Amendment was filed with the Secretary of State of New Jersey on June 26, 1998, a copy of which is attached as an exhibit to this Form 8-K.

         1997 Directors Stock Option Plan

         At the Annual Meeting, the shareholders of the Company approved the Company's 1997 Directors Stock Option Plan (the "Directors Plan"). The Company has reserved for issuance under the Directors Plan 500,000 shares of Common Stock. Options granted under the Directors Plan may be granted only to directors of the Company who are not employees of the Company or otherwise eligible to receive options under any other plan adopted by the Company. A copy of the Directors Plan is attached as an exhibit to this Form 8-K. The 1995 Directors Stock Option Plan terminated upon shareholder approval of the Directors Plan at the Annual Meeting. A total of 100,000 shares of Common Stock were reserved and available for issuance under the 1995 Directors Stock Option Plan.

Item 5.   Other Events.
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          See Item 1 above.

Item 7.    Financial Statements and Exhibits.
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       (c)  Exhibits.

        3.1    Certificate of Incorporation of the Registrant.

        3.2    Certificate   of   Amendment   to   the   Certificate   of
               Incorporation of the Registrant, dated August 3, 1993.

        3.3 Articles of Amendment to Certificate of Incorporation of the Registrant, dated June 26, 1998.

        3.4    By-Laws of the Registrant, as amended.

       10.1 Stock Purchase Agreement, dated March 25, 1998, between the Company and Lipha Americas, Inc.

       10.2 Distribution Amendment, dated March 25, 1998, between the Company and Genpharm, Inc.*

       10.3 Services Agreement, dated June 26, 1998, between the Company and Merck KGaA.

       10.4 Stock Option Agreement, dated June 26, 1998, between the Company and Merck KGaA.

       10.5 Services Agreement, dated June 26, 1998, between the Company and Genpharm Inc.

       10.6 Stock Option Agreement, dated June 26, 1998, between the Company and Genpharm Inc.

       10.7 Registration Rights Agreement, dated June 26, 1998, among the Company, Lipha Americas, Inc., Merck KGaA and Genpharm Inc.

       10.8 Letter Agreement, dated March 25, 1998, among the Company, Merck KGaA and Clal Pharmaceutical Industries Ltd.

       10.9    1997 Directors Stock Option Plan.

       10.10 Fourth Amendment and Consent to Loan and Security Agreement, dated May 5, 1998, among the Company, General Electric Capital Corporation, and the other parties named therein.

       10.11 Amendment to Employment Agreement, dated as of April 30, 1998, among the Company, Par Pharmaceutical, Inc. and Kenneth I. Sawyer.

       10.12 Amended and Restated Distribution Agreement, dated as of May 1, 1998, among the Company, Par Pharmaceutical, Inc. and SANO Corporation.*

       10.13 Release and Amendment Agreement, dated May 1, 1998, among the Company, Par Pharmaceutical, Inc., SANO Corporation, and Elan Corporation, plc.*

       10.14   Press Release of the Registrant, dated June 26, 1998.

       10.15   Press Release of the Registrant, dated June 30, 1998.



* Certain portions of Exhibits 10.2, 10.12 and 10.13 have been omitted and have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment thereof.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange of Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


July 14, 1998


                                          PHARMACEUTICAL RESOURCES, INC.
                                                           (Registrant)


                                          /s/Dennis J. O'Connor
                                        ---------------------------------------
                                          Dennis J. O'Connor
                                          Vice President, Chief Financial
                                          Office and Secretary


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

                                  Exhibit Index

    Exhibit
     No.            Description
    -------         -----------

        3.1    Certificate of Incorporation of the Registrant.

        3.2    Certificate   of   Amendment   to   the   Certificate   of
               Incorporation of the Registrant, dated August 3, 1993.

        3.3 Articles of Amendment to Certificate of Incorporation of the Registrant, dated June 26, 1998.

        3.4    By-Laws of the Registrant, as amended.

       10.1 Stock Purchase Agreement, dated March 25, 1998, between the Company and Lipha Americas, Inc.

       10.2 Distribution Amendment, dated March 25, 1998, between the Company and Genpharm, Inc.*

       10.3 Services Agreement, dated June 26, 1998, between the Company and Merck KGaA.

       10.4 Stock Option Agreement, dated June 26, 1998, between the Company and Merck KGaA.

       10.5 Services Agreement, dated June 26, 1998, between the Company and Genpharm Inc.

       10.6 Stock Option Agreement, dated June 26, 1998, between the Company and Genpharm Inc.

       10.7 Registration Rights Agreement, dated June 26, 1998, among the Company, Lipha Americas, Inc., Merck KGaA and Genpharm Inc.

       10.8 Letter Agreement, dated March 25, 1998, among the Company, Merck KGaA and Clal Pharmaceutical Industries Ltd.

       10.9    1997 Directors Stock Option Plan.

       10.10 Fourth Amendment and Consent to Loan and Security Agreement, dated May 5, 1998, among the Company, General Electric Capital Corporation, and the other parties named therein.

       10.11 Amendment to Employment Agreement, dated as of April 30, 1998, among the Company, Par Pharmaceutical, Inc. and Kenneth I. Sawyer.

       10.12 Amended and Restated Distribution Agreement, dated as of May 1, 1998, among the Company, Par Pharmaceutical, Inc. and SANO Corporation.*

       10.13 Release and Amendment Agreement, dated May 1, 1998, among the Company, Par Pharmaceutical, Inc., SANO Corporation, and Elan Corporation, plc.*

       10.14   Press Release of the Registrant, dated June 26, 1998.

       10.15   Press Release of the Registrant, dated June 30, 1998.



* Certain portions of Exhibits 10.2, 10.12 and 10.13 have been omitted and have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment thereof.


                                      -10-